EXHIBIT 99.1

PAULA S. MORELLI, CPA P.C.

21 MARTHA STREET

FREEPORT, NY 11520

(516) 378-4258

REPORT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANT

To the Board of Directors and Stockholders of

Federal Technology Agency Inc.

I have audited the accompanying balance sheets of Federal Technology Agency Inc. (the Company”) as of November 30, 2014 and December 31, 2013, and the related statements of operations, stockholders’ equity, and cash flows for the period from November 26, 2013 (inception) to November 30, 2014 for the purpose of expressing an opinion thereon. These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on the financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Federal Technology Agency Inc. as of November 30, 2014 and December 31 , 2013 and for the period November 26, 2013 (inception) to November 30, 2014 in conformity with accounting principles generally accepted in the United States.

/s/ Paula S. Morelli, CPA

Paula S. Morelli, CPA P.C.

Freeport, New York

December 23, 2014

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Federal Technology Agency, Inc.
Balance Sheets

	November 30, 2014	December 31, 2013

ASSETS

Current assets:
Cash and cash equivalents	$159,200	$200
Prepaid expense	1,333	-

Total current assets	160,533	200

Computer equipment, less accumulated depreciation of $305 and $0, respectively	10,914	-

Total Assets	$171,447	$200

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Amount due to Golden Valley Development Inc.	$38,355	$-
Accrued expenses payable	287	-
Accrued income taxes payable	17,908	-
Amount due to related party	24,753	823

Total current liabilities and total liabilities	81,303	823

Stockholders' Equity:
Common stock, $0.00001 par value; authorized 100,000,000 shares, issued and outstanding 10,000 shares and 3,000 shares, respectively	-	-
Additional paid in capital	35,800	200
Retained earnings (deficit)	54,344	(823)

Total stockholders' equity	90,144	(623)

Total Liabilities and Stockholders' Equity	$171,447	$200

See notes to financial statements.

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Federal Technology Agency, Inc.
Statements of Operations and Comprehensive Income (Loss)

	Eleven Months Ended November 30, 2014	November 26, 2013 (inception) to December 31, 2013

Services revenue pursuant to Contractor Agreement	$218,550	$-

Costs and expenses:
Contractor Agreement services provided by Golden Valley Development Inc.	58,165	-
Salaries, payroll taxes, and fringe benefits	29,090	-
Other selling, general and administrative expenses	58,220	823

Total costs and expenses	145,475	823

Income (loss) before provision for income taxes	73,075	(823)

Provision for income taxes	17,908	-

Net income (loss) and comprehensive income (loss)	$55,167	$(823)

Net income (loss) per share - basic and diluted	$18.01	$(0.27)

Weighted average shares outstanding:
Basic and diluted	3,063	3,000

See notes to financial statements.

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Federal Technology Agency, Inc.
Statements of Changes in Stockholders' Equity
For the Period November 26, 2013 (Inception) to December 31, 2013 and for the Eleven Months Ended November 30, 2014

	Common Stock, $0.00001 Par		Additional	Retained	Total
	Number of	Par	Paid-In	Earnings	Stockholders'
	Shares	Value	Capital	(Deficit)	Equity

Issuance of common stock for cash on December 9, 2013	3,000	$-	$200	$-	$200

Net loss for the period November 26, 2013 (inception) to December 31, 2013	-	-	-	(823)	(823)

Balance, December 31, 2013	3,000	-	200	(823)	(623)

Contributed cash on October 30, 2014	-	-	600	-	600

Issuance of common stock for cash on November 28, 2014	7,000	-	35,000	-	35,000

Net income for the eleven months ended November 30, 2014	-	-	-	55,167	55,167

Balance, November 30, 2014	10,000	$-	$35,800	$54,344	$90,144

See notes to financial statements.

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Federal Technology Agency, Inc.
Statements of Cash Flows

	Eleven Months Ended November 30, 2014	November 26, 2013 (Inception) to December 31, 2013

Cash Flows from Operating Activities:
Net income (loss)	$55,167	$(823)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation of computer equipment	305	-
Changes in operating assets and liabilities:
Prepaid expense	(1,333)	-
Amount due to Golden Valley Development Inc.	38,355	-
Accrued expenses payable	287	-
Accrued income taxes payable	17,908	-

Net cash provided by (used in) operating activities	110,689	(823)

Cash Flows From Investing Activities:
Purchase of computer equipment	(11,219)	-

Net cash used in investing activities	(11,219)	-

Cash Flows From Financing Activities:
Proceeds from sale of common stock	35,000	200
Contributed cash	600	-
Amount due to related party	23,930	823

Net cash provided by financing activities	59,530	1,023

Increase in cash and cash equivalents	159,000	200

Cash and cash equivalents, beginning of the period	200	-

Cash and cash equivalents, end of the period	$159,200	$200

Supplemental disclosures of cash flow information :
Interest paid:	$-	$-

Income taxes paid	$-	$-

See notes to financial statements.

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1. ORGANIZATION AND NATURE OF BUSINESS

Federal Technology Agency, Inc. (the “Company”) was incorporated on November 26, 2013 in Delaware. FTA’s principal business activity is the development of internet technology to clients of CyberCoders, Inc. (“CCI”) pursuant to a Contractor Agreement dated December 16, 2013 (see Note 6). Internet technology services include framework design, development, implementation, testing and other similar services.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The Company’s financial instruments consist of cash and cash equivalents, amount due to Golden Valley Development Inc., accrued expenses payable, accrued income taxes payable, and amount due to related party. The fair value of these financial instruments approximate their carrying amounts reported in the balance sheets due to their short term maturity.

Cash and Cash Equivalents

The Company considers all liquid investments purchased with original maturities of three months or less to be cash equivalents.

Computer Equipment, Net

Computer equipment is stated at cost less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the respective assets.

Revenue Recognition

Service revenues are recognized when all of the following criteria are met: (1) persuasive evidence of an arrangement exists, (2) the price is fixed or determinable, (3) collectability is reasonably assured, and (4) delivery of services has occurred.

Advertising

Advertising costs (none for the period November 26. 2013 (inception) to November 30, 2014) are expensed as incurred.

Income Taxes

Income taxes are accounted for under the assets and liability method. Current income taxes are provided in accordance with the laws of the respective taxing authorities. Deferred income taxes are provided for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is not more likely than not that some portion or all of the deferred tax assets will be realized.

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Net Income (Loss) per Share

Basic net income (loss) per common share is computed on the basis of the weighted average number of common shares outstanding during the period.

Diluted net income (loss) per common share is computed on the basis of the weighted average number of common shares and dilutive securities (such as stock options, warrants, and convertible securities) outstanding. Dilutive securities having an anti-dilutive effect on diluted net income (loss) per share are excluded from the calculation.

Recently Issued Accounting Pronouncements

Certain accounting pronouncements have been issued by the FASB and other standard setting organizations which are not yet effective and have not yet been adopted by the Company. The impact on the Company’s financial position and results of operations from adoption of these standards is not expected to be material.

3. AMOUNT DUE TO GOLDEN VALLEY DEVELOPMENT INC.

On July 8, 2014, the Company executed a Consulting Agreement with Golden Valley Development Inc. (“GVDI”) (see Note 6). The amount due to GVDI at November 30, 2014 consists of:

July 2014 Invoice	$18,475
September 2014 Invoice	19,880
Total	$38,355

Approximately 80% of GVDI common stock is owned by Roger Ng, majority common stockholder of the Company since November 28, 2014 (see note 5).

To date, the Company has not yet paid the $38,355 amount due to GVDI pending GVDI’s completion of contracted services.

4. AMOUNT DUE TO RELATED PARTY

The $24,753 amount due to related party at November 30, 2014 is due to Benedict Chen, does not bear interest, and is due on demand. Benedict Chen was the sole officer, director, and stockholder of the Company from November 26, 2013 (inception) to July 15, 2014 and an officer, director, and stockholder of the Company after July 15, 2014.

5. COMMON STOCK

On December 9, 2013, the Company issued 3,000 shares of Company common stock to Benedict Chen in exchange for $200 cash. On October 30, 2014, Benedict Chen made an additional capital contribution to the Company of $600 cash.

On November 28, 2014, pursuant to a Subscription Agreement dated July 25, 2014, the Company issued 7,000 shares of Company common stock (representing 70% of the total 10,000 issued and outstanding shares of Company common stock after the transaction) to Roger Ng in exchange for $35,000 cash.

6. COMMITMENTS AND CONTINGENCIES

Contractor Agreement

On December 16, 2013, the Company executed a Contractor Agreement with CyberCoders, Inc. The Contractor Agreement provides for the Company to perform programming services for clients of CyberCoders, Inc. and to be compensated by CyberCoders, Inc. at a rate of $100 per hour. The Contractor Agreement also provides that the Company is to give a minimum notice of 10 working days should it decide to terminate its services for CyberCoders, Inc.

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Consulting Agreements

On July 8, 2014, the Company executed a Consulting Agreement with Golden Valley Development Inc. (“GVDI”). This Consulting Agreement provided for GVDI to render monthly technical services for the Company, including outsource programming, technical consulting, staff management, and website services, and to be compensated by the Company with an initial setup fee of $5,000 and at a rate of $35 per hour for a minimum of 40 hours per month. This Consulting Agreement also provided that the Company could terminate this Agreement upon 10 days written notice to GVDI. For the three months July 2014, August 2014, and September 2014, GVDI invoiced the Company a total of $58,165 for services pertaining to this Consulting Agreement. To date, $38,355 of the $58,165 invoiced by GVDI and expensed by the Company has not yet been paid pending GVDI’s completion of contracted services (see note 3).

On November 8, 2014, the Company executed another Consulting Agreement with GVDI. This Consulting Agreement provides for GVDI to develop for the Company a Carbon Credit platform application that utilizes Apple Pay as the main payment method, and to be compensated by the Company with an initial setup fee of $5,000 and at a rate of $20,000 per month for a minimum of 300 working hours per month, and at a rate of $35 per hour for hours over 300 hours per month. This Consulting Agreement also provides that the Company may terminate this Agreement upon 10 days written notice to GVDI. To date, the project services outlined in this Consulting Agreement have not yet commenced and accordingly no expense relating to this Consulting Agreement has been recorded in the accompanying financial statements for the periods presented.

Employment Agreements

The Company has no written employment agreements with its officers. Effective July 2014, the Company began to pay a quarterly salary of $4,000 to Benedict Chen. For the eleven months ended November 30, 2014, the Company has expensed $6,667 of salaries under this arrangement which is included in ‘Salaries, Payroll Taxes, and Fringe Benefits” in the accompanying Statements of Operations.

Rental Agreement

The Company uses space provided by Benedict Chen under an informal verbal agreement. For the eleven months ended November 30, 2014, the Company has expensed $13,981 for rent expense under this arrangement which is included in “Other Selling, General and Administrative Expenses” in the accompanying Statements of Operations and “Amount due to Related Party” in the accompanying Balance Sheet at November 30, 2014.

7. INCOME TAXES

The provision for (benefit from) income taxes consisted of:

	Eleven Months	Period November 26, 2013
	Ended November 30, 2014	(inception) to December 31, 2013

Current:
Federal	$11,448	$-
California	6,460	-

Total current	17,908	-
Deferred:
Federal	-	-
California	-	-

Total deferred	-	-

Provision for income taxes	$17,908	$-

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The Company’s effective tax rate differed from the United States Federal income tax rate for the following reasons:

	Eleven Months	Period November 26, 2013
	Ended November 30, 2014	(inception) to December 31, 2013

Computed Federal income tax at 34%	$24,846	$(280)
California income tax, net of Federal income tax effect	4,845	(48)
Lower Federal income tax rate on first $100,000 of taxable income	(11,528)	-
Valuation allowance	(255)	328

Provision for income taxes	$17,908	$-

8. SUBSEQUENT EVENTS

On December 22, 2014, pursuant to a Stock Purchase Agreement dated December 22, 2014, our then majority stockholder Roger Ng sold the 7,000 shares of Company common stock owned by him (representing 70% of the total 10,000 issued and outstanding shares of Company common stock) (the “Transaction”) to Go Ez Corporation (“GEZC”) in exchange for GEZC Series B preferred stock, GEZC common stock, and warrants to purchase additional shares of GEZC common stock. As a result of the Transaction, the Company became a majority owned subsidiary of GEZC.

In connection with the Transaction, on December 22, 2014, Carlos Guillermo López Martínez (chief executive officer of the Company from July 15, 2014) (“Carlos”) resigned as an officer and director of the Company and Abraham Dominguez Cinta (chief executive officer of GEZC from April 22, 2014) was appointed chief executive officer and a director of the Company.

Also in connection with the Transaction, on December 22, 2014, the Company entered into a Consulting Agreement (the “Agreement”) with Carlos to provide services as a general manager of the Company and such other services as are assigned to him by the Company. The term of the Agreement is for one year. Subsequent to the term, either party may terminate the Agreement upon five days written notice. The Agreement specifies that Carlos may be terminated for cause. In accordance with the terms of the Agreement, Carlos will receive compensation in the amount of $100 per hour for services provided.

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